UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2010 (May 2, 2010)
CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 2, 2010, Continental Airlines, Inc., a Delaware corporation (“Continental”), UAL Corporation, a Delaware corporation (“UAL”), and JT Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of UAL (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a “merger of equals” business combination of Continental and UAL. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Continental (the “Merger”), with Continental continuing as the surviving corporation and as a wholly-owned subsidiary of UAL.
Subject to the terms and conditions of the Merger Agreement, which has been approved unanimously by the boards of directors of the respective parties, if the Merger is completed, each outstanding share of Continental common stock will be converted into the right to receive 1.05 shares of UAL common stock (the “Common Stock”), and Continental stock options, other equity awards (other than profit-based restricted stock units that will be converted into a fixed amount in cash) and convertible debt securities will be generally converted into stock options, equity awards and convertible debt securities with respect to the Common Stock, after giving effect to the exchange ratio. It is expected that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes, so that, in general, none of Continental, UAL, Merger Sub or any of the Continental stockholders will recognize any gain or loss in the transaction, except that Continental stockholders will recognize gain with respect to cash received in lieu of fractional shares of the Common Stock.
The Merger Agreement provides that, upon consummation of the Merger, the board of directors of the combined company will consist of 16 members, composed of (i) Jeffery A. Smisek, Continental’s current chief executive officer, (ii) Glenn F. Tilton, UAL’s current chief executive officer, (iii) six independent directors from each of Continental and UAL, (iv) the UAL director who is elected by the Air Line Pilots Association, International, the holder of the UAL Class Pilot MEC Junior Preferred Stock, and (v) the UAL director who is elected by the International Association of Machinists and Aerospace Workers, the holder of the UAL Class IAM Junior Preferred Stock. Upon completion of the Merger, Mr. Tilton will serve as non-executive chairman of the board of directors of the combined company and will serve in that capacity until December 31, 2012 or two years after the date the Merger is consummated, whichever is later. Mr. Smisek will serve as chief executive officer of the combined company, and upon the date Mr. Tilton is no longer the non-executive chairman, Mr. Smisek will succeed to the chairmanship unless a majority of the entire board of directors of the combined company accepts the recommendation of a majority of the members of its entire Nominating/Governance Committee to take action otherwise. Subject to applicable law, prior to the Merger, Messrs. Tilton and Smisek will engage in a planning process for integration purposes, which will include the selection from the management ranks of Continental and UAL, in an equitable and balanced manner, of those managers who will hold key management positions at the combined company following the Merger. The combined company will have its corporate headquarters in Chicago,

Illinois and will maintain a significant presence in Houston, Texas. Specific business functions to be located in Houston will be determined prior to the Merger as part of the integration planning process.
Continental and UAL have made customary representations, warranties and covenants in the Merger Agreement. Each of Continental and UAL is required, among other things: (i) subject to certain exceptions, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to solicit alternative business combination transactions and (iii) subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions. In addition, the Merger Agreement contains covenants that require each of Continental and UAL to call and hold special stockholder meetings and, subject to certain exceptions, require the Continental board of directors to recommend to its stockholders the adoption of the Merger Agreement and the UAL board of directors to recommend to its stockholders the approval of the issuance of the Common Stock as consideration for the Merger and the amendment of UAL’s certificate of incorporation.
Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by Continental’s stockholders, (ii) approval by UAL’s stockholders of the issuance of the Common Stock and the amendment of UAL’s certificate of incorporation to, among other things, change UAL’s name to “United Continental Holdings, Inc.”, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) receipt of other material governmental consents and approvals (both domestic and foreign) required to consummate the Merger, (v) the absence of any material injunction or legal restraint prohibiting the consummation of the Merger, (vi) the registration statement on Form S-4 used to register the Common Stock to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission, (vii) the listing of the Common Stock on the New York Stock Exchange or NASDAQ having been authorized and (viii) delivery of customary opinions from counsel to UAL and counsel to Continental that the Merger will qualify as a tax-free reorganization for federal income tax purposes. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct, the other party having performed in all material respects its obligations under the Merger Agreement and the other party’s not having suffered a material adverse effect.
The Merger Agreement contains certain termination rights for both Continental and UAL, including if the Merger is not consummated on or before December 31, 2010 (which is subject to extension under certain circumstances but generally not beyond September 30, 2011) and if the approval of the stockholders of either Continental or UAL is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Continental or UAL as a result of an adverse change in the recommendation of the other party’s board of directors, Continental may be required to pay to UAL, or UAL may be required to pay to Continental, as applicable, a termination fee of $175 million.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Continental, UAL or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Continental, UAL or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Continental or UAL. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Continental or UAL and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.
As a member of Star Alliance, Continental has an extensive commercial relationship with UAL and its wholly-owned subsidiary, United Airlines, Inc. (“United”), including a codesharing agreement, reciprocal frequent flyer program participation and reciprocal airport lounge access. Continental is also part of a group of nine carriers, including United, that holds antitrust immunity to work closely together to deliver highly competitive international flight schedules, fares and service, as well as antitrust immunity to establish a trans-Atlantic joint venture with United, Lufthansa and Air Canada.
Item 8.01. Other Events.
On May 3, 2010, Continental and UAL issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Information For Investors And Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger of equals transaction between UAL Corporation (“UAL”) and Continental Airlines, Inc. (“Continental”) will be submitted to the respective stockholders of Continental and UAL for their consideration. UAL will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Continental and UAL that also constitutes a prospectus of UAL. Continental and UAL also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CONTINENTAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Continental and UAL, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by UAL will be available free of charge on UAL’s website at www.united.com under the tab “Investor Relations” or by contacting UAL’s Investor Relations Department at (312) 997-8610. Copies of the documents filed with the SEC by Continental will be available free of charge on Continental’s website at www.continental.com under the tab “About Continental” and then under the tab “Investor Relations” or by contacting Continental’s Investor Relations Department at (713) 324-5152.
Continental, UAL and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Continental in connection with the proposed transaction. Information about the directors and executive officers of Continental is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 23, 2010. Information about the directors and executive officers of UAL is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Continental’s and UAL’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Continental’s and UAL’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Continental and UAL and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (ii) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, significant volatility in the cost of aircraft fuel, the high leverage and other significant capital commitments of Continental and UAL, the ability to obtain financing and to refinance the combined company’s debt, the ability of Continental and UAL to maintain and utilize their respective net operating losses, the impact of labor relations, global economic conditions, fluctuations in exchange rates, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.
Continental and UAL caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Continental’s and UAL’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Continental, UAL, the proposed transaction or other matters and attributable to Continental or UAL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Continental nor UAL undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

2.1	Agreement and Plan of Merger among Continental Airlines, Inc., UAL Corporation and JT Merger Sub Inc., dated as of May 2, 2010 (the annexes, schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Joint Press Release issued by Continental Airlines, Inc. and UAL Corporation, dated May 3, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.
May 3, 2010	By:	/s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger among Continental Airlines, Inc., UAL Corporation and JT Merger Sub Inc., dated as of May 2, 2010 (the annexes, schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Joint Press Release issued by Continental Airlines, Inc. and UAL Corporation, dated May 3, 2010